UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2011

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

The company’s 2011 Annual Meeting of Stockholders was held on May 3, 2011. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on four items of business: (1) a proposal to elect nine individuals to the company’s board of directors for a one-year term expiring at the company’s 2012 annual stockholder meeting; (2) a proposal to approve, on an advisory and non-binding basis, the company’s executive compensation; (3) a proposal to select, on an advisory and non-binding basis, the frequency of future advisory votes on executive compensation; and (4) a proposal to ratify, on an advisory and non-binding basis, the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2011.

Required Vote

For Proposals 1, 2 and 4, the vote standard is a majority of the votes cast “For” and “Against” the item of business. To be approved, the votes cast “For” an item of business must exceed the votes cast “Against” the item of business. Therefore, votes to abstain and broker non-votes have no effect on the outcome.

For Proposal 3, the vote standard is a plurality of the votes cast among the three choices. The frequency–every 1 year, every 2 years or every 3 years–that receives the largest number of votes, even if not a majority of the votes cast, is considered the preference of our stockholders. Therefore, votes to abstain and broker non-votes have no effect on the outcome.

Vote Results

Following are the vote results for each proposal submitted to a vote of the stockholders at the annual meeting.

Proposal 1	Nine individuals nominated by the company’s board of directors for re-election to one-year terms expiring at the 2012 Annual Meeting of Stockholders were re-elected to the board. The vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Rick R. Holley	97,674,778	730,908	334,817	39,773,252
Robin Josephs	97,629,969	774,142	336,392	39,773,252
John G. McDonald	96,704,959	1,689,111	346,433	39,773,252
Robert B. McLeod	97,594,308	794,755	351,440	39,773,252
John F. Morgan Sr.	97,703,123	686,140	351,240	39,773,252
Marc F. Racicot	97,459,308	897,972	383,223	39,773,252
John H. Scully	97,145,473	1,242,999	352,031	39,773,252
Stephen C. Tobias	97,634,507	769,808	336,188	39,773,252
Martin A. White	97,603,866	783,971	352,666	39,773,252

Proposal 2	The company’s executive compensation was approved by the stockholders on a non-binding and advisory basis. The vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
94,971,339	2,866,194	902,970	39,773,252

Proposal 3	A frequency of every “1 year” for future advisory votes on the company’s executive compensation was selected by stockholders on a non-binding and advisory basis. The vote results were as follows:

1 Year	2 Years	3 Years	Votes to Abstain	Broker Non-Votes
84,030,434	2,060,139	11,881,491	768,439	39,773,252

Proposal 4	The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2011 was ratified by the stockholders on a non-binding and advisory basis. The vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
136,892,116	1,127,385	494,254	0

Determination of Frequency of Future Executive Compensation Advisory Votes

In light of the vote results for Proposal 3, the board of directors has determined that the company will hold future executive compensation advisory votes on an annual basis until the next required advisory vote on frequency is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary

DATED: May 5, 2011